UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2006

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)
(509) 458-3711
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7.01 Regulation FD Disclosure.
     Sterling Financial Corporation (“Sterling”) reaffirmed that cost savings benefits anticipated to be achieved as a result of Sterling’s proposed acquisition of FirstBank NW Corp. (“FirstBank”) are expected to be derived primarily from consolidations of back office operations and other related operating expenses and indicated that Sterling currently expects to consolidate approximately ten branches in appropriate locations, subject to ongoing evaluations. These planned consolidations are expected to avoid staff reductions, as Sterling will endeavor to ensure continuity of production staff in these communities.
     Additional Information And Where To Find It
     Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and FirstBank expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Sterling and FirstBank are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, FirstBank and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of FirstBank, Sterling and FirstBank file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling, may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Sterling on its website at www.sterlingfinancialcorporation-spokane.com. The documents filed by FirstBank may also be obtained by requesting them in writing at FirstBank NW Corp., 1300 16th Avenue, Clarkston, WA 99403 or by telephone at (509) 295-5100. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by FirstBank on its website at www.fbnw.com.
     Sterling, FirstBank and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of FirstBank with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on March 24, 2006. Information regarding FirstBank’s officers and directors is included in FirstBank’s proxy statement for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on June 17, 2005. A description of the interests of the directors and executive officers of Sterling and FirstBank in the merger will be set forth in FirstBank’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
* * *
     This Form 8-K and the Exhibits hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of the merger between Sterling and FirstBank, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s or FirstBank’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and FirstBank and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
     The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and FirstBank may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities and cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of FirstBank may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and FirstBank’s markets could adversely affect operations; and (10) an economic slowdown could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and FirstBank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website at www.sec.gov.
     Sterling cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or any person acting on Sterling’s behalf are expressly qualified in their entirety by the cautionary statements above. Sterling does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION (Registrant)
June 6, 2006	By:	/s/ William R. Basom
Date		William R. Basom
Vice President, Treasurer, and Principal Accounting Officer

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